MUTUAL OF AMERICA INVESTMENT CORPORATION

Mutual of America Investment Corporation hereby amends its Prospectus, dated May 1, 1998, by substituting the following Portfolio Manager description for the portion of the All America Fund advised by Mutual of America Capital Management Corporation, in place of the description on page 14 of the
Prospectus:


          All America Fund.

          Thomas P. Larsen, Executive Vice President of the Adviser, is responsible for managing the Adviser's portion of the Active Assets of the Fund. Mr. Larsen, who joined the Adviser in June 1998, has more than 27 years of investment experience and most recently served as Senior Vice President of Desai Capital Management.

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                     Supplement, dated September 11, 1998,
                        to Prospectus, dated May 1, 1998
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